--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information    (207) 879-6200
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

The primary investment objective of the Fund is to seek growth of capital. It seeks to achieve its objective by investing in common stock and securities convertible into common stock.

INVESTMENT ADVISER

Schroder Capital Management International Inc. (the 'Investment Adviser') is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Group has been managing international investment portfolios since the early years of this century. As of March 31, 1997, the Schroder Group had over $150 billion in assets under management. At that same date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $23 billion under management.

                                                                   June 15, 1997

Dear Shareholder:

     We are pleased to present the semi-annual report for the Schroder U.S. Equity Fund for the six-month period ending April 30, 1997. Over the period, the total return of the Fund was 11.53% compared with its benchmark, the S&P 500 which rose 14.72%. The Lipper Growth Fund Average (which is made up of 799 funds) returned 7.24% for the same period. The reason for the Fund's underperformance versus the S&P 500 was primarily attributable to disappointing performance by a number of the portfolio's healthcare and capital goods holdings, some of which were sold or reduced during the period.

     The last six months have been a period of continued strength for the U.S. equity markets and one in which the fundamental economic background in the U.S. has remained favorable. Growth in the first quarter of 1997 was significantly faster than most commentators had predicted late in 1996 and exceeded our own relatively optimistic expectations. That this growth continues to be achieved with little upward pressure on inflation is encouraging, but equally prompts questions as to its sustainability when the economy is operating with so little slack. It is, therefore, not surprising that markets have become more volatile in the last few months, debating the timing of interest rate increases and the probability of wage cost pressures showing up in the published inflation indices as the year progresses.

     It appears likely that such pressures will materialize and that further interest rate increases should be expected in the second half of the year. This is likely to restrict the scope for gains in the market and to lead to additional volatility. We nevertheless expect any upward pressure on inflation to be very modest and hence, the extent of interest rate increases needed to control it to be low by historic standards, perhaps only 1% in total. It is, moreover, encouraging that the very significant changes evident in U.S. business in the last few years, reflected in improved profitability and productivity, appear to remain an important corporate goal, and one which other countries are keen to emulate.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

     The competitiveness and long-term growth prospects of many U.S. businesses appear bright, even though in the shorter term corporate profit growth in general is likely to slow as margin expansion is no longer as easily attainable and pricing flexibility is poor. Fiscal background in the U.S. has also improved considerably in recent years, and proposed legislation to balance the budget, with the probable inclusion of a capital gains tax reduction, should be construed positively by markets. We therefore feel that the long-term prospects for investment in high quality U.S. growth companies remain good, albeit that the gains of recent years could be difficult to match in the short-term as the economic cycle ages.

     Thank you for your support and interest in the Fund.

Sincerely,

/s/ Hermann C. Schwab                                      /s/ Mark J. Smith

Hermann C. Schwab                                          Mark J. Smith
Chairman                                                   President

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1997)

     At the end of April 1997, the Fund was approximately 96.3% invested in equities and 3.7% in cash and other assets. The portfolio retains an emphasis on those sectors believed to offer above average sustainable growth prospects. The Fund's heaviest concentrations are therefore in the technology, consumer staples, healthcare and financial sectors, where exposure exceeds that of the benchmark. Industry sectors with less robust growth outlooks, including energy, utilities and basic materials, are de-emphasized, except where special situations appear to present attractive investment opportunities. The portfolio has taken profits in some technology issues in anticipation of weaker summer demand for some products and in recognition of some high valuations. Management also increased exposure to consumer staples and financials, while remaining underweight in interest rate sensitive stocks as a whole. Several of the portfolio's healthcare holdings were weak in the first quarter. We have reduced those holdings where we see business prospects becoming uncertain but have retained those with apparently secure market niches.

     Over the six-month period many of the best performing areas within the market were in growth sectors. More cyclical categories and utilities lagged the market. The period was characterized by increasing volatility as investors anticipated the first interest rate increase since 1995, which occurred in late March, and speculated about the timing of additional rate rises. In general, the market gained ground steadily during the period, particularly as corporate earnings reports proved better than expected in the first quarter. The flight to quality and earnings visibility, a characteristic of the equity market in 1996, persisted with the advance remaining unusually concentrated in large cap stocks, many of which now sell at the high end of their historic valuation ranges. Technology was an especially volatile group. We continue to favor stocks in niches with apparently rapidly accelerating demand--adding, for example, to Cisco Systems at a time of debate about the sustainability of its competitive edge--but have sold those considered most vulnerable to slowing demand, including Seagate, the disk drive manufacturer. In general we consider technology a key area of competitive advantage for the U.S. and an important strategic sector for this fund. Our reduced exposure reflects the fact that valuations in many cases acknowledge this and leave scope for even minor earnings disappointments to be damaging to share prices. We similarly view financial services as an industry with good long-term growth prospects as demographics and an increasing sense of personal responsibility for retirement income drive savings in the U.S. In the short-term, we are aware that rising interest rates could pressure margins for some companies, but we do not anticipate the modest rate increases that are likely to be particularly damaging. We have started to establish positions in stocks such as Citicorp with an excellent international franchise, as well as in companies with unusually low cost distribution systems such as Travelers Group, and we would be likely to use weakness that could result from rate increases in other stocks to add to this group.


     Looking to the future, our investment strategy is expected to remain consistent, continuing to emphasize companies with strong niches and good long-term growth prospects at attractive valuations. The identification of such companies will take precedence over sector choice, although it is likely that most investment candidates will fall in the categories mentioned above. As earnings growth is likely to slow and margin gains prove elusive for many companies faced with rising costs and little pricing power, we will focus on those companies best able to control their own fortunes and continue to eliminate holdings which disappoint. We expect recovering international earnings to be one source of profit increases but expect growth rates in general to moderate and companies with above average earnings potential to continue to command a premium to the market as a whole.

     The views expressed in this report were those of the Fund's portfolio managers as of the dates specified and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

           PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1997 (UNAUDITED)

                  INVESTMENT BY INDUSTRY

INDUSTRY                                   % OF NET ASSETS
----------------------------------------------------------
Capital Goods                                    16.9%
Finance                                          16.9%
Consumer Cyclicals                               15.6%
Healthcare                                       14.9%
Technology                                       14.3%
Consumer Staples                                 12.0%
Energy                                            3.9%
Basic Materials                                   1.8%
Cash & Other Assets                               3.7%
                                           ---------------
Total                                           100.0%
                                           ---------------
                                           ---------------

                     TOP TEN HOLDINGS

SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
BankAmerica Corp.                                 4.1%
General Electric Co.                              3.8%
First Bank System, Inc.                           3.3%
Philip Morris Cos. Inc.                           3.1%
Allied-Signal Inc.                                2.8%
Wal-Mart Stores, Inc.                             2.8%
Unum Corp.                                        2.7%
Rockwell International Corp.                      2.7%
Kimberly-Clark Corp.                              2.7%
Colgate-Palmolive Co.                             2.7%
                                           ---------------
Total                                            30.7%
                                           ---------------
                                           ---------------

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF APRIL 30, 1997 (UNAUDITED)

          COMMON STOCK - 96.3%
SHARES                                       VALUE US$
-------                                     -----------
          BASIC MATERIALS - 1.8%
  4,100   Raychem Corp.                     $   264,450

          CAPITAL GOODS/
            CONSTRUCTION - 16.9%
  5,600   Allied-Signal Inc.                    404,600
  4,000   American Standard Cos., Inc.(a)       167,500
  3,300   American Stores Co.                   150,150
    281   Boeing Co.                             27,713
  5,200   Fluor Corp.                           286,000
  4,900   General Electric Co.                  543,287
  3,800   McDonnell Douglas Corp.               225,625
  5,900   Rockwell International Corp.          392,350
  4,800   Sundstrand Corp.                      234,000
                                            -----------
                                              2,431,225
                                            -----------
          CONSUMER CYCLICALS - 15.6%
  2,400   HFS Inc.(a)                           142,200
  5,166   Home Depot Inc.                       299,628
  7,600   Kimberly-Clark Corp.                  389,500
  4,000   McDonald's Corp.                      214,500
  3,600   Nike, Inc. Class B                    202,500
  5,400   Rite Aid Corp.                        248,400
  6,400   Staples Inc.(a)                       115,200
  8,700   Viacom Inc. Class B(a)                232,725
 14,100   Wal-Mart Stores Inc.                  398,325
                                            -----------
                                              2,242,978
                                            -----------
          CONSUMER STAPLES - 12.0%
  6,100   Albertson's Inc.                      201,300
  2,800   CPC International Inc.                231,350
  3,500   Colgate-Palmolive Co.                 388,500
  3,700   Conagra Inc.                          213,212
 11,400   Philip Morris Cos. Inc.               448,875
  1,900   Procter & Gamble Co.                  238,925
                                            -----------
                                              1,722,162
                                            -----------
          ENERGY - 3.9%
  5,200   Amerada Hess Corp.                    252,850

  5,200   Kerr-McGee Corp.                      313,950
                                            -----------
                                                566,800
                                            -----------


SHARES                                       VALUE US$
-------                                     -----------
          FINANCIAL - 16.9%
  5,100   BankAmerica Corp.                 $   596,063
  2,800   Citicorp                              315,350
  6,100   First Bank System Inc.                468,175
  6,800   North Fork BanCorp. Inc.              269,450
  6,900   Travelers Group Inc.                  382,088
  5,100   Unum Corp.                            392,700
                                            -----------
                                              2,423,826
                                            -----------
          HEALTHCARE - 14.9%
  5,200   Abbott Laboratories                   317,200
  3,500   Amgen Inc.                            206,062
  5,000   Bristol-Myers Squibb Co.              327,500
 10,000   Columbia/HCA Healthcare Corp.         350,000
  5,200   Genzyme Corp.(a)                      120,250
  8,200   Invacare Corp.                        162,975
  6,400   Isis Pharmaceuticals Inc.(a)           94,400
  3,500   Johnson & Johnson                     214,375
 12,000   Pharmacia & Upjohn Inc.               355,500
                                            -----------
                                              2,148,262
                                            -----------
          TECHNOLOGY - 14.3%
  7,700   Adaptec Inc.(a)                       284,900
  8,500   Autodesk Inc.                         301,750
  4,200   Automatic Data Processing Inc.        190,050
  7,300   Cisco Systems Inc.(a)                 377,775
  2,100   Intel Corp.                           321,563
  5,200   LSI Logic Corp.(a)                    198,900
  4,000   Linear Technology Corp.               201,000
  4,000   Sungard Data Systems Inc.(a)          177,500
                                            -----------
                                              2,053,438
                                            -----------
          Total Investments - 96.3%
            (cost $10,613,810)               13,853,141
          Other Assets Less
            Liabilities - 3.7%                  535,421
                                            -----------
          Total Net Assets - 100.0%         $14,388,562
                                            -----------
                                            -----------

------------------


(a) Non-income producing security.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
         Investments (Note 2):
            Investments at cost                                               $10,613,810
            Net unrealized appreciation (depreciation)                          3,239,331
                                                                              -----------

                              Total Investments at value                       13,853,141

         Cash and Cash Equivalents (Note 2)                                       540,711
         Interest, dividends and other receivables                                 17,616
                                                                              -----------

                              Total Assets                                     14,411,468
                                                                              -----------

LIABILITIES:
         Payable to investment adviser (Note 3)                                     9,734
         Payable to other related parties                                           1,157
         Other payables and accrued expenses                                       12,015
                                                                              -----------

                              Total Liabilities                                    22,906
                                                                              -----------

                              Net Assets                                      $14,388,562
                                                                              -----------
                                                                              -----------

COMPONENTS OF NET ASSETS:
         Paid-in capital                                                      $ 8,323,704
         Undistributed net investment income (loss)                                 7,153
         Accumulated net realized gain (loss)                                   2,818,374
         Net unrealized appreciation (depreciation) on investments              3,239,331
                                                                              -----------

                              Net Assets                                      $14,388,562
                                                                              -----------
                                                                              -----------


SHARES OF BENEFICIAL INTEREST                                                   1,664,106

NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST)                             $8.65

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME
         Dividend income                                                        $  113,506
         Interest income                                                             8,208
                                                                              --------------
                              Total Investment Income                              121,714
                                                                              --------------
EXPENSES:
         Investment advisory (Note 3)                                               61,190
         Administration (Note 3)                                                     8,159
         Transfer agency (Note 3)                                                   14,643
         Custody                                                                     3,080
         Accounting (Note 3)                                                        18,000
         Legal                                                                         526
         Audit                                                                       5,500
         Registration                                                                5,170
         Reporting                                                                   3,100
         Trustees                                                                      371
         Miscellaneous                                                               2,982
                                                                              --------------
                              Total Expenses                                       122,721
         Fees waived and expenses reimbursed (Note 5)                               (8,159)
                                                                              --------------
                              Net Expenses                                         114,562
                                                                              --------------
NET INVESTMENT INCOME (LOSS)                                                         7,152
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on investments sold                            2,818,374
         Net change in unrealized appreciation (depreciation) on
           investments                                                            (751,728)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                           2,066,646
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $2,073,798
                                                                              --------------
                                                                              --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                               SIX MONTHS ENDED      FOR THE YEAR
                                                                                APRIL 30, 1997          ENDED
                                                                                 (UNAUDITED)       OCTOBER 31, 1996
                                                                               ----------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                                  $ 17,186,636        $ 19,687,691
                                                                               ----------------    ----------------
OPERATIONS:
         Net investment income (loss)                                                   7,152              80,462
         Net realized gain (loss) on investments sold                               2,818,374           3,648,561
         Net change in unrealized appreciation (depreciation) on investments         (751,728)           (368,123)
                                                                               ----------------    ----------------
         Net increase (decrease) in net assets
           resulting from operations                                                2,073,798           3,360,900
                                                                               ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                                        (41,185)           (158,133)
         Net realized gain on investments                                          (3,648,560)         (2,560,576)
                                                                               ----------------    ----------------
         Total distributions to shareholders                                       (3,689,745)         (2,718,709)
                                                                               ----------------    ----------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares                                                               106,592             613,444
         Reinvestment of distributions                                              2,684,379           1,811,255
         Redemption of shares                                                      (3,973,098)         (5,567,945)
                                                                               ----------------    ----------------
         Net increase (decrease) in capital transactions                           (1,182,127)         (3,143,246)
                                                                               ----------------    ----------------
         Net increase (decrease) in net assets                                     (2,798,074)         (2,501,055)
                                                                               ----------------    ----------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                     $ 14,388,562        $ 17,186,636
                                                                               ----------------    ----------------
                                                                               ----------------    ----------------
(A) Accumulated undistributed net investment income                              $      7,153        $     41,186
                                                                               ----------------    ----------------
                                                                               ----------------    ----------------
SHARE TRANSACTIONS
         Sale of shares                                                                11,996              66,732
         Reinvestment of distributions in shares                                      324,592             207,563
         Redemption of shares                                                        (433,553)           (605,228)
                                                                               ----------------    ----------------
         Net increase (decrease) in shares                                            (96,965)           (330,933)
                                                                               ----------------    ----------------
                                                                               ----------------    ----------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for a share outstanding throughout each period:

                                           For the
                                       Six Months Ended
                                          April 30,
                                             1997                      For the Year Ended October 31,
                                         (Unaudited)         1996        1995       1994        1993       1992
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   9.76        $   9.41    $   8.52   $  11.28    $  10.51   $   9.56
                                       ----------------    --------    --------   --------    --------   --------
Investment Operations
  Net Investment Income (Loss)                   --            0.04        0.07       0.04        0.05       0.02
  Net Realized and Unrealized Gain
     (Loss) on Investments                     1.02            1.62        1.33      (0.27)       1.86       1.61
                                       ----------------    --------    --------   --------    --------   --------
Total from Investment Operations               1.02            1.66        1.40      (0.23)       1.91       1.63
                                       ----------------    --------    --------   --------    --------   --------
Distributions From
  Net Investment Income                       (0.02)          (0.07)      (0.05)     (0.01)      (0.04)     (0.04)
  Net Realized Gain on Investments            (2.11)          (1.24)      (0.46)     (2.52)      (1.10)     (0.58)
  Paid-in Capital                                --              --          --         --          --      (0.06)
                                       ----------------    --------    --------   --------    --------   --------
Total Distributions                           (2.13)          (1.31)      (0.51)     (2.53)      (1.14)     (0.68)
                                       ----------------    --------    --------   --------    --------   --------
Net Asset Value, End of Period             $   8.65        $   9.76    $   9.41   $   8.52    $  11.28   $  10.51
                                       ----------------    --------    --------   --------    --------   --------
                                       ----------------    --------    --------   --------    --------   --------
Total Return                                 11.53%(a)       19.45%      17.68%    (2.01)%      19.49%     17.74%

Ratio/Supplementary Data
Net Assets at End of Period (in
  thousands)                               $ 14,389        $ 17,187    $ 19,688   $ 18,483    $ 21,865   $ 19,882
Ratios to Average Net Assets:
  Expenses including
     reimbursement/waiver                     1.40%(b)        1.40%       1.40%      1.31%       1.18%      1.40%

  Expenses excluding
     reimbursement/waiver                     1.50%(b)        1.43%         N/A        N/A         N/A        N/A
  Net investment income (loss)
     including reimbursement/waiver           0.09%(b)        0.43%       0.78%      0.41%       0.51%      0.42%
Average Commission rate (c)                $ 0.0568        $ 0.0599         N/A        N/A         N/A        N/A
Portfolio turnover rate                      16.13%          56.80%      57.21%     27.43%      57.78%     31.33%

------------------

(a) Not annualized.

(b) Annualized.

(c) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the 'Trust') was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the 'Act'), currently has six investment portfolios. Included in this report is the Schroder U.S. Equity Fund (the 'Fund'), a diversified portfolio that commenced operations on October 31, 1970. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 1997, only Investor Shares had been issued.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

   CASH EQUIVALENTS

         The Fund considers all deposits and the related interest income in the Chase Money Market Account to be cash equivalents.

   INVESTMENT INCOME


         Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

   DISTRIBUTIONS TO SHAREHOLDERS

         Dividends and net capital gain, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations.

   FEDERAL TAXES

         The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds. Expenses that are directly attributable to a class are allocated to that class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONCLUDED)

   REALIZED GAIN AND LOSS

         Security transactions are recorded on trade date. Realized gain and loss on investments sold are recorded on the basis of identified cost.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         The investment adviser to the Fund is Schroder Capital Management International Inc. ('SCMI'). Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive a fee for its services at the annual rate of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million.

   SUBADMINISTRATOR

         The Trust has entered into a Subadministration Agreement with Forum Administrative Services, Limited Liability Company ('Forum'). Under the

   Subadministration Agreement, Forum is entitled to receive a fee payable monthly at the annual rate of 0.10% of the Fund's average daily net assets. Prior to November 26, 1996, the Trust, SCMI and Schroder Fund Advisors Inc. had entered into a Subadministration Agreement with Forum Financial Services, Inc.(Registered) ('FFSI') that had substantially similar terms except payment for FFSI's services was made by SCMI and was not a separate expense of the Fund.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Financial Corp.(Registered) ('FFC'). The Transfer Agent is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

   OTHER SERVICE PROVIDERS

         The fund accountant of the Fund is FFC. For its services to the Fund, FFC is entitled to receive from the Trust a fee of $36,000 per year plus certain additional charges.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended April 30, 1997, aggregated $2,572,279 and $15,951,561 respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of April 30, 1997 was $11,152,201. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $3,675,742, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $436,411.

NOTE 5. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

         SCMI voluntarily has waived a portion of its fee and has assumed certain expenses of the Fund so that fees paid for investment advisory services would not exceed 0.65% of the Fund's average daily net assets on an annual basis. The expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust. Forum and FFC may waive voluntarily all or a portion of their fees, from time to time. For the six months ended April 30, 1997, fees waived by SCMI were $8,159.

--------------------------------------------------------------------------------
                                       11

TRUSTEES

Hermann C. Schwab
Peter E. Guernsey
John I. Howell
Clarence F. Michalis
Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board
Mark J. Smith
  President
Mark Astley
  Vice President
Robert G. Davy
  Vice President
Margaret H. Douglas-Hamilton
  Vice President
Richard Foulkes
  Vice President
John Y. Keffer
  Vice President
Jane Lucas
  Vice President
Catherine A. Mazza
  Vice President
Michael Perelstein
  Vice President
Fariba Talebi
  Vice President
John A. Troiano
  Vice President
Ira L. Unschuld
  Vice President
Alexandra Poe
  Vice President
  Secretary
Robert Jackowitz
  Treasurer
Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary
Catherine S. Wooledge
  Assistant Treasurer
  Assistant Secretary
Barbara Gottlieb
  Assistant Secretary
Mary Kunkemueller
  Assistant Secretary
Gerardo Machado
  Assistant Secretary

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, NY 11245

TRANSFER AND DIVIDEND
DISBURSING AGENT
Forum Financial Corp.
Two Portland Square
Portland, Maine 04101

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110-2624

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

This report is for the information of the shareholders of the Schroder U.S. Equity Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

        [SCHRODERS LOGO]

        Schroder
        U.S. Equity
        Fund


        SEMI-ANNUAL REPORT

        April 30, 1997
        (Unaudited)

        Schroder Capital Funds
          (Delaware)